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                                                                   EXHIBIT 10.16

                       IMPERIAL ACQUISITION CORPORATION

                      1996 NONQUALIFIED STOCK OPTION PLAN

                       (EFFECTIVE AS OF OCTOBER 1, 1996)


     1. PURPOSE. The purpose of the 1996 Nonqualified Stock Option Plan (the "Plan") is to promote the best interests of Imperial Acquisition Corporation, a Michigan corporation (the "Company"), and its shareholders by encouraging key employees of the Company to acquire an ownership interest in the Company through stock options, thus indentifying their interests with those of its shareholders and encouraging the employees to make greater efforts on behalf of the Company.

     2. CERTAIN DEFINITIONS. As used in this Plan, the term "Subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"); the term "Employee" means an individual with an "employment relationship" with the Company or any Subsidiary as defined in Regulation 1.421-7(h) of the Income Tax Regulations; the term "Option" means a nonqualified option; "Optionee" means an Employee who has received an Option grant under the Plan; and the term "Employment" means employment with the Company or any subsidiary of the Company.

     3. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Board on any question concerning the interpretation of the Plan or any Option granted under the Plan shall be final and binding upon all Optionees. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any grant hereunder.

     4. PARTICIPANTS. Participants in the Plan shall be such key Employees (including Employees who are directors) of the Company or any of its Subsidiaries as the Board, in its sole discretion, may select from time to time. The Board may grant Options to an individual upon the condition that the individual become an Employee of the Company or any Subsidiary, provided that the Option shall be deemed to be granted only on the date the individual becomes an Employee.

     5. STOCK. The stock subject to Options under the Plan shall be the Common Stock, par value $.01 per share ("Common Stock"), of the Company, and may be either


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authorized and unissued shares thereof or shares reacquired by the Company. The total number of shares of Common Stock which may be issued pursuant to the exercise of Options under the Plan shall not exceed Thirty Thousand (30,000), subject to adjustment in accordance with Section 14 hereof. Shares subject to any unexercised portion of a terminated, canceled or expired Option granted under the Plan shall become available for new grants under the Plan.

     6. AWARD OF OPTIONS. The Board, at any time and from time to time, subject to Section 20 hereof, may grant Options to Employees and for such number of shares of Common Stock as it shall designate. Each Option granted hereunder shall meet all of the terms and conditions of the Plan. Any Employee may hold more than one Option under the Plan and any other stock option plan of the Company. The date on which an Option is granted shall be the date of the Board's authorization of the Option or such later date as shall be determined by the Board at the time the Option is authorized. Each Option shall be evidenced by a stock option agreement (the "Agreement") in such form and containing such provisions not inconsistent with the Plan as the Board shall direct.

     7. OPTION PRICE. The Board shall determine the option price per share for each Option granted under the Plan. All stock options shall have an option price equal to at least 100% of the Fair Market Value of the Company's Common Stock on the date of grant. "Fair Market Value" means, for purposes of determining the value of the Common Stock on the date an option is granted, the per share value of the Common Stock as determined in good faith by the Board as of such date. Fair Market Value for purposes of the Plan shall not be less than the book value of the Company's Common Stock.

     8.   EXERCISE OF STOCK OPTIONS.

          (A) Unless designated otherwise by the Board in an Optionee's Agreement, twenty percent (20%) of the shares of the Company's Common Stock issuable pursuant to the exercise of an Option granted hereunder shall vest on each anniversary of the grant date until the Option shall become fully exercisable on the fifth (5th) anniversary thereof.

          (B) No stock option shall be exercisable after the tenth (10th) anniversary of the date of grant, or such earlier date as designated by the Board.

     9. PAYMENT FOR OPTION SHARES. The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise. At the time of grant, the Board may specify that an Option may be exercised through a loan from the Company, the terms of which shall be determined by the Board and shall be included in the Agreement.

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     10.  PARTIAL EXERCISE. The Board may permit, and shall establish procedures for, the partial exercise of Options granted under the Plan.

     11.  TERMINATION OF EMPLOYMENT.

          (A) TERMINATION PRIOR TO VESTING. If, prior to the date that an Option first becomes exercisable, an Optionee's Employment is terminated for any reason other than a Change in Control (as hereinafter defined), the Optionee's right to exercise the Option shall terminate and all rights thereunder shall cease.

          (B) INVOLUNTARY TERMINATION. If, on or after the date that an Option first becomes exercisable, an Optionee's Employment is involuntarily terminated by the Company for reasons other than Cause (as hereinafter defined), the Optionee shall have the right, until the earlier of (i) the expiration of the Option or (ii) thirty (30) days after termination of Employment, to exercise the Option to the extent that it was exercisable and unexercised on the date of the Optionee's termination of Employment, subject to any other limitation on the exercise of the Option in effect on the date of exercise. The Board may designate in an Optionee's Agreement that an Option shall terminate at an earlier time than set forth above.

          (C) VOLUNTARY/FOR CAUSE TERMINATION. If, on or after the date that an Option first becomes exercisable, an Optionee's Employment is terminated voluntarily by the Optionee, or by the Company due to Cause, the Optionee's right to exercise the Option shall terminate as of the date on which the Optionee's Employment is terminated. "Cause" as used herein shall mean an Optionee's termination of Employment due to willful gross misconduct by the Optionee, willful and material breach of duties by the Optionee, or an act of material dishonesty or fraud by the Optionee that is injurious to the Company.

          (D) DEATH OR DISABILITY TERMINATION. If, on or after the date that an Option first becomes exercisable, an Optionee's Employment is terminated by death or disability (as defined in Section 22(e) of the Code) while the Option is still exercisable, the Optionee (or the person or persons to whom the Option shall have been transferred by will or the laws of descent and distribution) shall have the right, until the earlier of (i) the expiration of the Option or (ii) one (1) year from the date of the Optionee's termination of Employment due to death or disability, to exercise the Option to the extent that it was exercisable and unexercised on the date of the Optionee's termination due to death or disability, subject to any other limitation on the exercise of the Option in effect on the date of exercise. The Board may designate in an Optionee's Agreement that an

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          Option shall terminate at an earlier time than set forth above.

          (E) ACCELERATION. The Board, at the time of an Optionee's termination of Employment, may accelerate an Optionee's right to exercise an Option or extend the exercise period of an Option.

          (F) FORFEITURE. Shares subject to Options that are not exercised in accordance with the provisions of (a) through (d) above shall expire and be forfeited by the Optionee as of their expiration date and shall become available for new grants under the Plan as of such date.

          (G) The transfer of an Employee from one corporation to another among the Company and any of its Subsidiaries, or a leave of absence with the written consent of the Company or Subsidiary, shall not be deemed a termination of Employment for purposes of the Plan.

     12. CHANGE IN CONTROL. Notwithstanding anything contained herein to the contrary, upon a Change in Control, any outstanding Option granted hereunder immediately shall become exercisable in full, regardless of any installment provision applicable to such Option. "Change in Control", for purposes of the Plan, means the occurrence of any of the following events: (i) the acquisition of ownership by a person, firm or corporation, or a group acting in concert, of fifty percent (50%), or more, of the outstanding Common Stock of the Company in a single transaction or a series of related transactions within a twelve (12) month period; (ii) a sale of all or substantially all of the assets of the Company to any person, firm or corporation; or (iii) a merger or similar transaction between the Company and another entity if shareholders of the Company do not own a majority of the voting stock of the corporation surviving the transaction and a majority in value of the total outstanding shares of capital stock of such surviving corporation after the transaction; or (iv) a fifty percent (50%) change in the composition of the Board within a twelve (12) month period that has not been approved by a majority of the outgoing members of the Board.

     13.  RIGHT OF FIRST REFUSAL.

          (A) Before Option shares acquired under the Plan may be transferred to an individual other than an Optionee's spouse, they first must be offered to the Company, which shall have thirty (30) days following its receipt of written notice thereof from the Optionee, to repurchase the shares at their then Fair Market Value.

          (B) If an Optionee's Employment with the Company is terminated for Cause, then the Company has thirty (30) days following such termination date to

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          consider the repurchase of the Optionee's shares that have been acquired by the Optionee under the Plan. The Company's repurchase price shall be the lower of the Option price paid by the Optionee or the "book value" of the Common Stock, as determined by the Company's independent accountants.

     14.  ADJUSTMENTS.

          (A) The total number shares of Common Stock reserved for issuance under the Plan, and the number of shares subject to any Option granted to an Optionee (both as to the number of shares of Common Stock and the Option price), shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock, and in the event of a merger in which the Company shall be the surviving corporation.

          (B) The foregoing adjustments, and their application to particular circumstances, shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

     15. RIGHTS PRIOR TO ISSUANCE OF SHARES. No Optionee shall have any rights as a shareholder with respect to any shares covered by an Option until the issuance of a stock certificate to the Optionee for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

     16. NON-ASSIGNABILITY. No Option shall be transferable by an Optionee except by will or the laws of descent and distribution. During the lifetime of an Optionee, an Option shall be exercised only by the Optionee. No transfer of an Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will or such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

     17.  SECURITIES LAWS.

          (A) Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock pursuant to the exercise of a stock option is subject to such compliance with applicable federal and state laws, rules and regulations relating to the authorization, issuance or sale of securities as the

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          Company deems necessary or advisable. The Company shall not be required to sell, issue or deliver shares of Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any provisions of any federal or state laws governing the sale of securities, or that there has been compliance with the provisions of such rules, regulations and laws.

          (B) The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, or under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

     18. CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 17 hereof, each stock certificate representing shares of Common Stock issued pursuant to the exercise of an Option granted hereunder shall bear the following legend:

               The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfers set forth in the Imperial Acquisition Corporation ("Company") 1996 Stock Option Plan ("Plan") and rules adopted pursuant to the Plan and an Option Agreement dated _________________. A copy of the Plan and such rules may be obtained from the President of the Company.

     19. WITHHOLDING TAXES. The Company shall have the right to withhold from an Optionee's compensation or require an Optionee to remit sufficient funds to the Company to satisfy any applicable withholding requirements for income and employment taxes in the event of the exercise of an Option.

     20.  TERMINATION AND AMENDMENT.

          (A) The Board may terminate the Plan, or the granting of Options under the Plan, at any time. No Option shall be granted under the Plan after September 30, 2006. Termination of the Plan shall not affect the rights of the holders of any Options previously granted and then outstanding.

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          (B)  The Board may amend, modify or terminate the Plan at any time and from time to time, but no amendment, modification or termination of the Plan shall in any manner affect any Option granted under the Plan without the consent of the Optionee holding the Option.

     21. APPROVAL OF PLAN. The Plan shall be subject to the approval of the Board. No Option granted under the Plan may be exercised in whole or in part until the Plan has been approved by the Board.

     22. EFFECT ON EMPLOYMENT. Neither the adoption of the Plan, nor the granting of any Option pursuant to it, shall be deemed to create any right in any individual to be retained or continued in the Employment of the Company or any of its Subsidiaries.

     23. USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan will be used for general corporate purposed of the Company.


                                        IMPERIAL ACQUISITIONS CORPORATION



                                        By:_____________________________
                                             Bruce Mommsen
                                        Its:    Chairman
                                            ----------------------------


Approved by Board of Directors:  10/01/96



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